EXECUTION VERSION

FIRST AMENDMENT TO THE
AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

This FIRST AMENDMENT TO THE AMENDED AND RESTATED NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of January 11, 2019, is entered into by and among the following parties:

(i)
MALLINCKRODT SECURITIZATION S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg with its registered office at 124 Boulevard de la Petrusse, L-2330, Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg trade and companies register under number B 188808, as Issuer;

(ii)	MALLINCKRODT LLC, as Servicer;

(iii)	MIZUHO BANK, LTD., as a Purchaser;

(iv)	WELLS FARGO BANK, N.A., as a Purchaser; and

(v)	PNC BANK, NATIONAL ASSOCIATION, as a Purchaser and as Administrative Agent.

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Note Purchase Agreement described below.
BACKGROUND
WHEREAS, the parties hereto have entered into an Amended and Restated Note Purchase Agreement, dated as of July 28, 2017 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Note Purchase Agreement”) and desire to amend the Note Purchase Agreement as set forth herein;
WHEREAS, concurrently herewith, the parties hereto are entering into an Amended and Restated Fee Letter, dated as of the date hereof (the “A&R Fee Letter”); and
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
SECTION 1.Amendments to the Note Purchase Agreement. The Note Purchase Agreement is hereby amended as follows:

(a)Sub-cause (B) of clause (i) of Section 10.01(f) of the Note Purchase Agreement is restated in its entirety as follows “(B) the Delinquency Ratio shall exceed (x) as of any date of determination during the period from January 11, 2019 to July 11, 2019, 5.50% and (y) as of any other date of determination, 4.50%, or”.

(b)The definition of “Concentration Percentage” set forth in Section 1.01 of the Note Purchase Agreement is amended by deleting the reference to “20.00%” where it appears in the table set forth therein as the Special Concentration Limit applicable to AmerisourceBergen Drug Corporation and substituting “30.00%” therefor.

SECTION 2.Representations and Warranties of the Issuer and Servicer. Each of the Issuer and the Servicer hereby represents and warrants to the other parties hereto that the following statements shall be true and correct (the Issuer and the Servicer shall be deemed to have represented and warranted, as to itself only and not as to the other, that such statements are true and correct and as to clauses (c) and (d), such representations and warranties by the Servicer shall be deemed to have been given to the knowledge of the Servicer):

(a)Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

(c)No Event of Default. No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes an Event of Default or Unmatured Event of Default.

(d)Termination Date. The Termination Date has not occurred.

SECTION 3.Effect of Amendment. All provisions of the Note Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Note Purchase Agreement (or in any other Transaction Document) to “this Note Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Note Purchase Agreement shall be deemed to be references to the Note Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Note Purchase Agreement other than as set forth herein.

SECTION 4.Effectiveness. This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt of (a) counterparts to this Amendment executed by each of the parties hereto, (b) counterparts to the A&R Fee Letter executed by each of the parties thereto, (c) confirmation that all fees owing under the A&R Fee Letter have been paid in accordance with its terms and (d) such other documents, agreements, certificates, opinions and instruments as the Administrative Agent may reasonably request prior to the date hereof.

SECTION 5.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.Transaction Document. This Amendment shall be a Transaction Document for purposes of the Note Purchase Agreement.

SECTION 7.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8.GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

SECTION 9. CONSENT TO JURISDICTION.

(a) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b)EACH OF THE ISSUER AND THE SERVICER CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SECTION 14.02 OF THE NOTE PURCHASE AGREEMENT. NOTHING IN THIS SECTION 9 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 10.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Note Purchase Agreement or any provision hereof or thereof.
SECTION 11.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

MALLINCKRODT SECURITIZATION S.À R.L. By:______________________________________ Name: Title:

By:______________________________________ Name: Title:

MALLINCKRODT LLC, as the Servicer By:______________________________________ Name: Title:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By:______________________________________ Name: Title:

PNC BANK, NATIONAL ASSOCIATION, as a Purchaser By:______________________________________ Name: Title:

MIZUHO BANK, LTD., as a Purchaser By:______________________________________ Name: Title:

WELLS FARGO BANK, N.A., as a Purchaser By:______________________________________ Name: Title: